Note 23 - Assets and Liabilities under reinsurance and insurance contracts (Details)	12 Months Ended
Dec. 31, 2018
Assets and Liabilities Under reinsurance and insurance contracts
The disclosure of information to evaluate the nature and extent of risks arising from insurance contracts

The insurance business is affected by different risks, including those that are related to the BBVA Group such as credit risk, market risk, liquidity risk and operational risk and the methodology for risk measurement applied in the insurance activity is similar (see Note 7), although it has a differentiated management due to the particular characteristics of the insurance business, such as the coverage of contracted obligations and the long term of the commitments. Additionally, the insurance business generates certain specific risks, of a probabilistic nature:

  Technical risk: arises from deviations in the estimation of the casualty rate of insurances, either in terms of numbers, the amount of such claims and the timing of its occurrence.
  Biometric risk: depending on the deviations in the expected mortality behavior or the survival of the insured persons.

The insurance industry is highly regulated in each country. In this regard, it should be noted that the insurance industry is undergoing a gradual regulatory transformation through new risk-based capital regulations, which have already been published in several countries.

The most significant provisions recognized by consolidated insurance subsidiaries with respect to insurance policies issued by them are under the heading “Liabilities under insurance and reinsurance contracts” in the accompanying consolidated balance sheets.